Exhibit 10.2

Amendment to the Selling Agreement between

Allstate Life Insurance Company, ALFS, Inc., and

Allstate Financial Services, L.L.C. effective July 26, 1999

This Amendment shall modify your Selling Agreement (“Agreement”) with Allstate Life Insurance Company (“Allstate Life”) and Allstate Financial Services, L.L.C. (“AFS”) as set forth below and in the attached Schedule A.

The attached Schedule A shall replace any previous Schedule A for the same product or; shall be an addition to the current Schedule A if the product was not part of your Selling Agreement prior to the effective date of this Amendment.

The acceptance of an application for this product, on or after the effective date of this Amendment, is subject to the rules of Allstate Life and AFS and the provisions of your Agreement.  By submission of an Allstate Life application, acceptance of commissions, and/or request for change of Agent of record and/or transfer of servicing to another firm in accordance with the Agreement, you agree to be bound by the provisions of this Amendment.

Effective date:   September 28, 2001

By:	/s/ John Hunter	/s/ Lisa A. Burnell

John Hunter		Lisa A. Burnell
Vice President		Assistant Vice President and
Allstate Life Insurance Company		Compliance Officer
ALFS, Inc.

SCHEDULE A

SCHEDULE OF COMMISSIONS

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

Allstate Financial Personal Retirement Manager variable Annuity

Accumulation Phase Upfront/Trail commissions (% of purchase payments)	Ages 0 – 80*			Ages 81 – 85*			Ages 86+*
	Option A	Option B	Option C	Option A	Option B	Option C	Option A	Option B	Option C
Contract Year 1	7.50% No trail	5.00% No trail	2.00% 1.00% trail	5.50% No trail	3.75% No trail	1.75% 1.00% trail	3.50% No trail	2.50% No trail	1.50% 1.00% trail
Contract Year 2	6.00% No trail	4.00% No trail	2.00% 1.00% trail	4.50% No trail	3.00% No trail	1.75% 1.00% trail	3.00% No trail	2.00% No trail	1.50% 1.00% trail
Contract Year 3	5.00% No trail	3.00% No trail	2.00% 1.00% trail	4.00% No trail	2.25% No trail	1.75% 1.00% trail	2.50% No trail	1.50% No trail	1.50% 1.00% trail
Contract Year 4	4.00% No trail	2.00% 1.00% trail	2.00% 1.00% trail	3.00% No trail	1.75% 1.00% trail	1.75% 1.00% trail	2.00% No trail	1.50% 1.00% trail	1.50% 1.00% trail
Contract Year 5	3.00% No trail	1.75% 1.00% trail	1.75% 1.00% trail	2.25% No trail	1.50% 1.00% trail	1.50% 1.00% trail	1.50% No trail	1.50% 1.00% trail	1.50% 1.00% trail
Contract Year 6	2.00% No trail	1.50% 1.00% trail	1.50% 1.00% trail	1.75% No trail	1.50% 1.00% trail	1.50% 1.00% trail	1.50% No trail	1.50% 1.00% trail	1.50% 1.00% trail
Contract Year 7+	1.00% 0.75% trail	1.00% 1.00% trail	1.00% 1.00% trail	1.00% 0.75% trail	1.00% 1.00% trail	1.00% 1.00% trail	1.00% 0.75% trail	1.00% 1.00% trail	1.00% 1.00% trail

* Age = attained age of the oldest owner (or oldest annuitant if the owner is not a living person) at the time the purchase payment is made.

Payout Phase Trail commission (% of contract value)	All Ages
	Option A	Option B	Option C
Contract Year 1	0.00%	0.00%	1.00%
Contract Year 2	0.00%	0.00%	1.00%
Contract Year 3	0.00%	0.00%	1.00%
Contract Year 4	0.00%	1.00%	1.00%
Contract Year 5	0.00%	1.00%	1.00%
Contract Year 6	0.00%	1.00%	1.00%
Contract Year 7+	0.75%	1.00%	1.00%

ACCUMULATION PHASE (the period in which the contract owner makes contributions to the annuity account)

•                  Commissions are calculated on a contract quarter basis and paid at the end of each calendar month beginning with the 15th contract month and ending when the contract is annuitized.

•                  The contract must be in effect through the end of the calendar month for a trail commission to be paid.

•                  Commissions are based upon purchase payment.

PAYOUT PHASE (the period during which an individual receives distributions from the annuity account)

•                  Trail commissions are based on the hypothetical commuted value (present value of remaining annuity payments) of the annuitized plan selected. Trail commissions will be payable on the same frequency as the annuity payments selected by the Contract Owner  (i.e. Contract month, Contract quarter, etc.).

•                  If there are multiple income streams, there will be multiple commission streams.

•                  Once payable is halted, trail commissions will also cease.

CHARGEBACKS

•                  Upfront commissions are subject to 100% chargeback during the 12 months following purchase payment. There are no chargebacks on trail commissions.

•                  Chargebacks are assessed on full and partial surrenders/withdrawals and early annuitizations.

•                  The chargeback will be for amounts in excess of the free amount (the greater of 10% of the purchase payments or 10% of the contract value at the beginning of the contract year.)